United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 31, 2009
Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)
1-16427
(Commission File Number)

Georgia (State or Other Jurisdiction of Incorporation or Organization)	37-1490331 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Merger Agreement
     On March 31, 2009, Fidelity National Information Services, Inc. (“FIS” or the “Company”), Metavante Technologies, Inc. (“Metavante”), and Cars Holdings, LLC (“Merger Sub”), a wholly owned subsidiary of FIS, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Metavante will, subject to the terms and conditions of the Merger Agreement, merge (the “Merger”) with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly owned subsidiary of FIS.
     Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both FIS and Metavante, if the Merger is completed, each outstanding share of Metavante common stock will be converted into the right to receive 1.35 (the “Exchange Ratio”) shares of FIS common stock. In addition, as of the consummation of the Merger, outstanding Metavante stock options and other stock-based awards (other than performance shares) will be converted into stock options and other stock-based awards with respect to shares of FIS common stock, with adjustments in the number of shares and exercise price (in the case of stock options) to reflect the Exchange Ratio. Each outstanding Metavante performance share will be assumed by FIS and converted into the right to receive restricted shares of FIS common stock (with adjustments to reflect the Exchange Ratio) and an amount in cash.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the board of directors of the Company will consist of nine members comprised of (i) Mr. William P. Foley, II, the current chairman of the board of FIS, Mr. Lee A. Kennedy, the current president and chief executive officer of FIS, plus four current non-employee directors of FIS designated by FIS, (ii) Mr. Frank R. Martire, the current chairman and chief executive officer of Metavante, plus one current non-employee director of Metavante designated by Metavante and (iii) one individual designated by WPM, L.P., a 25% shareholder of Metavante and an affiliate of Warburg Pincus LLC. Following the consummation of the Merger, Mr. Foley will continue to serve as chairman of the board of directors, Mr. Kennedy will serve as executive vice chairman of the board of directors, and Mr. Martire will serve as president and chief executive officer of the Company.
     The Merger Agreement contains (a) customary representations and warranties of FIS and Metavante; (b) covenants of FIS and Metavante to conduct their respective businesses in the ordinary course until the Merger is completed; and (c) covenants of FIS and Metavante not to take certain actions during such period. FIS and Metavante have also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.
     The board of directors of FIS has adopted a resolution recommending approval of the issuance of FIS common stock in the Merger by its shareholders. FIS has agreed to submit a proposal for such issuance to its shareholders for consideration, subject to certain exceptions. The board of directors of Metavante has adopted a resolution recommending approval of the Merger and adoption by its shareholders. Metavante has agreed to submit the Merger Agreement to its shareholders for consideration, subject to certain exceptions.
     Consummation of the Merger is subject to certain customary conditions, including, among others, the approval of the Merger by the shareholders of Metavante, the approval of the issuance of FIS common stock in connection with the Merger by the shareholders of FIS, the receipt of required governmental approvals and expiration of applicable waiting periods, the accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), material compliance by the other party with its obligations under the Merger Agreement, the delivery of legal opinions as to the tax treatment of the Merger, and the receipt of certain tax opinions regarding the impact of the Merger on the tax treatment of certain past transactions.
     The Merger Agreement contains certain termination rights of Metavante and FIS, including the right to terminate the Merger Agreement if the Merger is not completed by December 31, 2009. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances (including a termination by either party in order to enter into a definitive agreement with respect to an alternative transaction that the board of directors of such party has determined to be a superior proposal, subject to compliance with certain conditions), Metavante or FIS would be required to pay the other party a termination fee of $175 million.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated into this report by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FIS, Metavante or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of FIS and Merger Sub, on the one hand, and Metavante, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between FIS and Merger Sub, on the one hand, and Metavante, on the other hand. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about FIS, Metavante or Merger Sub.
Investment Agreement
     On March 31, 2009, FIS entered into an Investment Agreement (the “Investment Agreement”) with certain affiliates of Thomas H. Lee Partners, L.P. (“THL”) and Fidelity National Financial, Inc. (“FNF”), pursuant to which, subject to the terms and conditions of the Investment Agreement, the Company will issue and sell (a) to THL in a private placement 12,861,736 shares of common stock of the Company for an aggregate purchase price of approximately $200 million (the “THL Investment”) and (b) to FNF in a private placement 3,215,434 shares of common stock of the Company for an aggregate purchase price of approximately $50 million (the “FNF Investment” and together with the THL Investment, the “Investments”). Pursuant to the terms of the Investment Agreement, the Company will pay each of THL and FNF a transaction fee equal to 3% of their respective Investments.
     The Investment Agreement contains (a) customary representations and warranties of FIS, THL and FNF; (b) covenants of FIS to conduct its businesses in the ordinary course until the completion of the Investments; and (c) covenants of FIS not to take certain actions during such period. Consummation of the Investments is subject to certain conditions, including, among others, approval of the shareholders of FIS of the issuance of shares of common stock to each of THL and FNF, the receipt of required governmental approvals and expiration of applicable waiting periods, the accuracy of the representations and warranties of the other party (subject to a material adverse effect standard), material compliance by the other party with its obligations under the Investment Agreement, and the consummation of the Merger.
     The board of directors of FIS has adopted a resolution recommending shareholder approval of the issuance of FIS common stock in connection with the THL Investment and has adopted a resolution recommending shareholder approval of the issuance of FIS common stock in connection with the FNF Investment, and FIS has agreed to submit a proposal for each issuance to its shareholders for consideration.
     Following the completion of the Investments, pursuant to the terms of the Investment Agreement and contingent upon THL maintaining certain ownership levels in FIS common stock, THL will have the right to designate one member to the Company’s board of directors. The Investment Agreement also provides that neither THL nor FNF may transfer the shares purchased in the Investments, subject to limited exceptions, for 180 days after the closing of the Investments, and after such time provides THL and FNF with certain registration rights.
     The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, which is attached hereto as Exhibit 10.1, and is incorporated into this report by reference.
     The Investment Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FIS, THL, FNF or their respective subsidiaries and affiliates. The Investment Agreement contains representations and warranties of each of FIS, on the one hand, and THL and FNF, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Investment Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Investment Agreement. Moreover, certain representations and warranties in the Investment Agreement were used for the purpose of allocating risk between FIS, on the one hand, and THL and FNF, on the other hand. Accordingly, you should not rely on the representations and warranties in the Investment Agreement as characterizations of the actual state of facts about FIS, THL or FNF.

Item 3.02	Unregistered Sale of Equity Securities
     The information set forth in Item 1.01 hereof under the heading “Investment Agreement” is incorporated herein by reference.
     The issuances and sales of the shares of FIS common stock to THL pursuant to the THL Investment and to FNF pursuant to the FNF Investment are exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933. THL and FNF have each represented to FIS that it is an “accredited investor” as defined in Regulation D and that the FIS common stock is being acquired for investment. FIS has not engaged in general solicitation or advertising with regard to the issuance and sale of such shares of common stock and has not offered securities to the public in connection with this issuance and sale.
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Additional Information and Where to Find It
     In connection with the proposed transactions, FIS and Metavante will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a joint proxy statement of FIS and Metavante that also constitutes a prospectus of FIS. FIS and Metavante will mail the final joint proxy statement/prospectus to their respective shareholders. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about FIS, Metavante and the proposed transactions.
     Investors and security holders may obtain these documents (and any other documents filed by FIS or Metavante with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by FIS may be obtained free of charge by directing such request to: Investor Relations, 601 Riverside Drive, Jacksonville, FL 32204, or from FIS’s Investor Relations page on its corporate website at www.fidelityinfoservices.com. The documents filed with the SEC by Metavante may be obtained free of charge by directing such request to: Investor Relations, 4900 West Brown Deer Road, Milwaukee, WI 53223 or from Metavante’s Investor Relations page on its corporate website at www.metavante.com.
Participants in the Solicitation
     FIS, Metavante and their respective executive officers, directors and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Metavante and FIS in favor of the proposed transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with the proposed transactions will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the executive officers and directors of FIS and their ownership of FIS common stock is set forth in the proxy statement for FIS’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2008. Information about the executive officers and directors of Metavante and their ownership of Metavante common stock is set forth in the proxy statement for Metavante’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2008.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc., Cars Holdings, LLC and Metavante Technologies, Inc.

10.1	Investment Agreement, dated as of March 31, 2009, by and between Fidelity National Information Services, Inc. and Investors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: April 6, 2009	By:	/s/ Ronald D. Cook
		Name:	Ronald D. Cook
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 31, 2009, by and among Fidelity National Information Services, Inc., Cars Holdings, LLC and Metavante Technologies, Inc.

10.1	Investment Agreement, dated as of March 31, 2009, by and between Fidelity National Information Services, Inc. and Investors